UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2016

Carbylan Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

39899 Balentine Drive, Suite 200

Newark, California 94560

(Address of principal executive offices)

(510) 933-8365

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 31, 2016, the Superior Court of the State of California in and for the County of Alameda (the “Court”) approved a voluntary dismissal of the purported stockholder class action complaint filed in the Court on September 26, 2016 against certain members of the board of directors and certain executives of Carbylan Therapeutics, Inc., as well as against KalVista Pharmaceuticals Ltd., Wedbush Securities Inc. and certain unknown employees of Wedbush, entitled Laidlaw v. Carbylan Therapeutics, Inc., et al., Case No. RG16832665.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBYLAN THERAPEUTICS, INC.

Date: November 4, 2016

	By:	/s/ David M. Renzi
	Name:	David M. Renzi
	Title:	President and Chief Executive Officer